Exhibit 10.2

Execution Version

SUBSCRIPTION AGREEMENT

DFB Healthcare Acquisitions Corp.

780 Third Avenue

New York, NY 10017

Ladies and Gentlemen:

In connection with the proposed business combination between DFB Healthcare Acquisitions Corp., a Delaware corporation (the “Company”), and AdaptHealth Holdings, LLC, a Delaware limited liability company (“AdaptHealth”), the undersigned desires to subscribe for and purchase from the Company, and the Company desires to sell to the undersigned, shares of the Company’s Common Stock (as defined below), on the terms and subject to the conditions contained herein.  In connection therewith, the undersigned and the Company agree as follows:

1.                                      Certain Definitions.  As used in this Subscription Agreement, the following capitalized terms shall have the meanings set forth below:

“Affiliate” means, with respect to a specified person, a person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person.

“Available Cash” means the amount of cash and cash equivalents held by and available to the Company, whether in or outside the Trust Account (as such term is defined in the Company Charter), immediately prior to the consummation of the Transaction, after giving effect to the aggregate amount (if any) (i) to be disbursed from the Trust Account on account of Redeemed Shares to holders of Common Stock and (ii) received from any other private sales of Company Stock effected in connection with the consummation of the Transaction in accordance with the terms of the Transaction Agreement, but before giving effect to any other payments to be made by the Company in connection with the Transaction (including any costs and expenses related to the Transaction) (but, for the avoidance of doubt, without giving effect to the proceeds of the Purchased Securities pursuant to this Subscription Agreement).

“Company Charter” means the Amended and Restated Certificate of Incorporation of the Company, as in effect on the date hereof.

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Current Company Shares” means the two million five hundred thousand (2,500,000) shares of Common Stock purchased by the undersigned in the Company’s initial public offering.

“Purchased Securities” means that number of shares of Common Stock determined as follows:

(i)                                     If the amount of Available Cash is Two Hundred Million Dollars ($200,000,000) or less, then ten million (10,000,000) shares; and

(ii)                                  If the amount of Available Cash is more than Two Hundred Million Dollars ($200,000,000), then that number of shares of Common Stock (rounded up to the nearest whole number) equal to (A) Three Hundred Million Dollars ($300,000,000) minus the amount of Available Cash, divided by (B) Ten (10); provided that in no event will the number of Purchased Securities be less than five million (5,000,000) shares.

“Redeemed Shares” means the total number of shares of Common Stock (if any) to be redeemed by the Company as a result of the exercise of Redemption Rights (as such term is defined in the Company Charter) by holders of Common Stock in connection with the Transaction.

“Transaction” means the proposed business combination contemplated by the Transaction Agreement.

“Transaction Agreement” means that certain Agreement and Plan of Merger, dated as of the date hereof, by and among the Company, AdaptHealth, DFB Merger Sub LLC, a Delaware limited liability company, Access Point Medical, Inc., a Delaware corporation, Clifton Bay Offshore Investments L.P, a British Virgin Islands limited partnership, BM AH Holdings, LLC, a Delaware limited liability company, BlueMountain Foinaven Master Fund L.P., a Cayman Islands exempted limited partnership, BMSB L.P., a Delaware limited partnership, BlueMountain Fursan Fund L.P., a Cayman Islands exempted limited partnership, and AH Representative LLC, a Delaware limited liability company, as the Company Unitholders’ Representative, pursuant to which the parties thereto intend to effect the Transaction on the terms and conditions set forth therein.

“Willful Breach” means a material breach that is a consequence of an act undertaken by the breaching party with the knowledge (actual or constructive) that the taking of such act would, or would be reasonably expected to, cause a breach of this Subscription Agreement.

2.                                      Subscription; Commitment.

(a)                                 The undersigned hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company hereby agrees to sell to the undersigned, the Purchased Securities for a purchase price of $10.00 per share, on the terms and subject to the conditions provided for herein.

(b)                                 The undersigned further hereby agrees that it shall (i) continue to own, beneficially and of record, the Current Company Shares through the time of the consummation of the Transaction, (ii) not exercise its Redemption Rights with respect to any of the Current Company Shares in connection with the Transaction and (iii) vote the Current Company Shares in favor of the Transaction and the other proposals of the Company set forth in the Proxy Statement (as defined in the Transaction Agreement).

3.                                      Closing.  The closing of the sale of Purchased Securities contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction.  The Closing shall occur immediately prior to the consummation of the Transaction.

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Upon (a) satisfaction of the conditions set forth in Section 4 of this Subscription Agreement and (b) written notice from (or on behalf of) the Company to the undersigned (the “Closing Notice”) that the Company reasonably expects all conditions to the closing of the Transaction to be satisfied on a date that is not less than three (3) business days from the date of the Closing Notice and setting forth the number of Redeemed Shares (and the resulting amount of Available Cash and number of Purchased Securities), the undersigned shall deliver to the Company, at least one (1) business day prior to the closing date specified in the Closing Notice (the “Closing Date”), the aggregate subscription amount for the Purchased Securities (the “Purchase Price”), which shall be held in escrow until the Closing pursuant to the terms of an escrow agreement to be entered into by the undersigned, the Company and an escrow agent, by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice. At the Closing, the Company shall deliver (or cause the delivery of) the Purchased Securities in book entry form to the undersigned or to a custodian designated by undersigned, as applicable, as indicated below, and upon delivery of the Purchased Securities to the undersigned, the Purchase Price shall be released from escrow automatically and without further action by the Company or the undersigned.  In the event the Closing does not occur on the Closing Date, the Company shall promptly (but not later than one (1) business day thereafter) return the Purchase Price to the undersigned.

4.                                      Closing Conditions.  The undersigned’s obligation to acquire the Purchased Securities at the Closing is also subject to the conditions that, on the Closing Date:

(a)                                 no suspension of the qualification of the Common Stock for offering or sale, or of the Common Stock for trading, in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

(b)                                 all representations and warranties of the Company and the undersigned contained in this Subscription Agreement shall be true and correct in all material respects at and as of the Closing Date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects at and as of that specified date), and consummation of the Closing shall constitute a reaffirmation by each of the Company and the undersigned of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing Date, but in each case without giving effect to consummation of the Transaction;

(c)                                  no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby;

(d)                                 the Company’s shareholders shall have approved the issuance of the Purchased Securities;

(e)                                  all conditions precedent to the Company’s obligation to consummate closing of the Transaction, including the approval of the Company’s shareholders, shall have

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been satisfied or, with the prior written consent of the undersigned, waived (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction);

(f)                                   since the date of this Subscription Agreement, there shall have not occurred any Company Material Adverse Effect (as defined in the Transaction Agreement);

(g)                                  the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(h)                                 the Transaction Agreement, other subscription agreements and other related transaction agreements, if any, shall not have been amended, waived by the Company or modified except with the prior written consent of the undersigned;

(i)                                     the Company shall have taken all necessary action to cause one individual designated by the undersigned to be elected or appointed to the Company’s Board of Directors upon the consummation of the Transaction;

(j)                                    the Company, the undersigned and the other parties thereto shall have entered into the Registration Rights Agreement (the “Registration Rights Agreement”), in substantially the form attached hereto as Exhibit A, amending and restating that certain Registration Rights Agreement dated as of February 15, 2018 by and among the Company, Deerfield/RAB Ventures LLC (an affiliate of the undersigned) and the other investors party thereto;

(k)                                 the Company shall have delivered or shall have caused to be delivered to the undersigned and its counsel, on or prior to the Closing Date, such closing certificates as may be reasonably requested by the undersigned, in form and substance reasonably satisfactory to the undersigned; and

(l)                                     all required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) applicable to the purchase of the Purchased Securities (the “HSR Filings”) shall have been completed, and any applicable waiting period (and any extensions thereof) applicable to the purchase of the Purchased Securities under the HSR Act shall have expired or been terminated.

5.                                      Further Assurances.  At and after the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

6.                                      Company Representations and Warranties.  The Company represents and warrants to the undersigned that:

(a)                                 The Company has been duly incorporated, is validly existing and is in good standing under the laws of the State of Delaware, with corporate power and authority to

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own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)                                 The Purchased Securities have been duly authorized and, when issued and delivered to the undersigned against full payment therefor in accordance with the terms of this Subscription Agreement, the Purchased Securities will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company Charter and Company’s bylaws or under the laws of the State of Delaware.

(c)                                  This Subscription Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d)                                 The execution, delivery and performance of this Subscription Agreement (including the issuance and sale of the Purchased Securities and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated hereby) will be done in accordance with the Nasdaq marketplace rules and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject; (ii) the provisions of the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that, in the case of clause (i) or this clause (iii), would have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company, the validity of the Purchased Securities, or the legal authority or ability of the Company to comply in all material respects with the terms of this Subscription Agreement (a “Material Adverse Effect”).

(e)                                  There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Purchased Securities or (ii) the shares to be issued pursuant to any other subscription agreement that have not been or will not be validly waived on or prior to the Closing Date.

(f)                                   The Company is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Company, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Company is now a party or by which the Company’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental

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agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties, except, in the case of clause (ii) and clause (iii), for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

(g)                                  The Company has not paid, and is not obligated to pay, any brokerage, finder’s or other fee or commission in connection with its issuance and sale of the Purchased Securities, including, for the avoidance of doubt, any fee or commission payable to any stockholder or affiliate of the Company.

7.                                      Subscriber Representations and Warranties.  The undersigned represents and warrants to the Company that:

(a)                                 The undersigned is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the requirements set forth on Schedule A, (ii) is acquiring the Purchased Securities only for its own account and not for the account of others, and not on behalf of any other account or person, and (iii) is not acquiring the Purchased Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto).  The undersigned is not an entity formed for the specific purpose of acquiring the Purchased Securities.

(b)                                 The undersigned understands that the Purchased Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Purchased Securities have not been registered under the Securities Act.  The undersigned understands that the Purchased Securities may not be resold, transferred, pledged or otherwise disposed of by the undersigned absent an effective registration statement under the Securities Act except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Purchased Securities shall contain a legend to such effect.  The undersigned acknowledges that the Purchased Securities will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act.  The undersigned understands and agrees that the Purchased Securities will be subject to transfer restrictions and, as a result of these transfer restrictions, the undersigned may not be able to readily resell the Purchased Securities and may be required to bear the financial risk of an investment in the Purchased Securities for an indefinite period of time.  The undersigned understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Purchased Securities.

(c)                                  The undersigned understands and agrees that the undersigned is purchasing Purchased Securities directly from the Company.  The undersigned further acknowledges that there have been no representations, warranties, covenants and agreements

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made to the undersigned by the Company, or its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

(d)                                 The undersigned’s acquisition and holding of the Purchased Securities will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

(e)                                  In making its decision to purchase the Purchased Securities, the undersigned has relied solely upon independent investigation made by the undersigned. The undersigned acknowledges and agrees that the undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Purchased Securities.  The undersigned represents and agrees that the undersigned and the undersigned’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the undersigned and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Purchased Securities.

(f)                                   The undersigned became aware of this offering of the Purchased Securities solely by means of direct contact between the undersigned and the Company or a representative of the Company, and the Purchased Securities were offered to the undersigned solely by direct contact between the undersigned and the Company or a representative of the Company.  The undersigned did not become aware of this offering of the Purchased Securities, nor were the Purchased Securities offered to the undersigned, by any other means.  The undersigned acknowledges that the Company represents and warrants that the Purchased Securities (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(g)                                  The undersigned acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Purchased Securities.  The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Purchased Securities, and the undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision.

(h)                                 Alone, or together with any professional advisor(s), the undersigned has adequately analyzed and fully considered the risks of an investment in the Purchased Securities and determined that the Purchased Securities are a suitable investment for the undersigned and that the undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the undersigned’s investment in the Company.  The undersigned acknowledges specifically that a possibility of total loss exists.

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(i)                                     The undersigned understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Purchased Securities or made any findings or determination as to the fairness of this investment.

(j)                                    The undersigned has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation.

(k)                                 The execution, delivery and performance by the undersigned of this Subscription Agreement are within the powers of the undersigned, have been duly authorized and, assuming the satisfaction of the conditions to closing in Section 4 of this Subscription Agreement, will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned is a party or by which the undersigned is bound, and, if the undersigned is not an individual, will not violate any provisions of the undersigned’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable.  The signature on this Subscription Agreement is genuine, and the signatory, if the undersigned is an individual, has legal competence and capacity to execute the same or, if the undersigned is not an individual the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.

(l)                                     Neither the due diligence investigation conducted by the undersigned in connection with making its decision to acquire the Purchased Securities nor any representations and warranties made by the undersigned herein shall modify, amend or affect the undersigned’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained herein.

(m)                             The undersigned is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”).  The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law.  If the undersigned is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the undersigned maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act.  To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List.  To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Purchased Securities were legally derived.

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(n)                                 The Purchase Price, together with the total amount paid by the undersigned for the Current Company Shares, is less than the maximum amount that the undersigned is permitted to invest in any one portfolio investment pursuant to the terms of its organizational or governing documents or otherwise. The undersigned has uncalled capital commitments or otherwise has available funds in excess of the Purchase Price and all other unfunded contractually binding equity commitments of the undersigned that are currently outstanding.

(o)                                 To the extent required under the HSR Act, the undersigned agrees to promptly following the date hereof make any required HSR Filings and agrees to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable, including by requesting early termination of the waiting period provided for under the HSR Act. Each party shall, in connection therewith, use its commercially reasonable efforts to: (i) cooperate in all respects with the other party or its affiliates in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private person; (ii) keep the other party reasonably informed of any communication received by such party or its representatives from, or given by such party or its representatives to, any governmental authority and of any communication received or given in connection with any proceeding by a private person, in each case regarding the purchase of the Purchased Securities; (iii) permit a representative of the other party and their respective outside counsel to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any governmental authority or, in connection with any proceeding by a private person, with any other person, and to the extent permitted by such governmental authority or other person, give a representative or representatives of the other party the opportunity to attend and participate in such meetings and conferences; (iv) in the event a party’s representative is prohibited from participating in or attending any meetings or conferences, the other party shall keep such party promptly and reasonably apprised with respect thereto; and (v) use commercially reasonable efforts to cooperate in the filing of any memoranda, white papers, filings, correspondence or other written communications explaining or defending the purchase of the Purchased Securities, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any governmental authority.

8.                                      Lock-Up.  The undersigned acknowledges and agrees that, without the prior written consent of the Company, during the period commencing on the Closing Date and continuing until the date that is nine (9) months after the Closing Date, the undersigned shall not (a) sell, assign, transfer (including by operation of law), incur any liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever, dispose of or otherwise encumber (each, a “Transfer”), (b) make any short sale of, grant any option for the purchase of, or (c) enter into any hedging or similar transaction with the same economic effect as a Transfer of, any of the Purchased Securities or Current Company Shares. The Company may impose stop-transfer instructions and may stamp each certificate representing the Purchased Securities with an appropriate legend to enforce the provisions of the foregoing

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sentence. Any purported Transfer or other transaction in violation of this Section 8 shall be null and void.

9.                                      Registration Rights.  The Company and the undersigned, among the other parties thereto, shall enter into the Registration Rights Agreement, substantially in the form attached as Exhibit A hereto, in connection with the consummation of the Transaction contemplated by the Transaction Agreement.

10.                               Securities Laws Matters.  Prior to or at the Closing, the Company shall take all steps necessary to cause the acquisition of the Purchased Securities contemplated hereby by the undersigned or any of its assignees who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

11.                               Use of Funds.  The Company shall use the proceeds received in respect of the Purchase Price solely for the purposes of consummating the Transaction (including costs and expenses associated therewith), to subscribe for membership interests in AdaptHealth pursuant to the terms of the Transaction Agreement, and for general corporate purposes in furtherance of the business of the Company.

12.                               No Recourse.

(a)                                 Notwithstanding anything that may be expressed or implied in this Subscription Agreement or any document or instrument delivered in connection herewith, the Company, by its acceptance of this Subscription Agreement, covenants, agrees and acknowledges that (a) no person other than the undersigned and Company shall have any obligation hereunder, (b) no recourse hereunder or under any documents or instruments delivered in connection with this Subscription Agreement or the transactions referenced herein (whether or not consummated) shall be had against any Non-Recourse Party of the undersigned, whether by the enforcement of any judgment or assessment or by any legal, equitable, investigative or arbitral proceeding, or by virtue of any statute, regulation or other applicable law (including common law), and (c) no personal liability whatsoever will attach to, be imposed on or otherwise be incurred by any Non-Recourse Party of the undersigned, for any obligations of the undersigned under this Subscription Agreement or any documents or instruments delivered in connection with this Subscription Agreement or the transactions referenced herein (whether or not consummated) or for any Proceeding based on, in respect of, or by reason of such obligations or by their creation, in each case whether based on contract, tort, strict liability, other laws (including common law) or otherwise, and whether by piercing the corporate veil, by a claim by or on behalf of a party hereto or another person or otherwise.

(b)                                 For purposes of this Section 12, “Non-Recourse Party” means with respect to the undersigned, its affiliates, and its and their former, current and future directors, managers, trustees, officers, employees, agents and affiliates (both direct and indirect), the former, current and future, direct and indirect holders of any equity interests or securities of the foregoing (whether such holder is a limited or general partner, member, stockholder or otherwise), the former, current or future assignees of the foregoing and the former, current or future directors,

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managers, trustees, officers, employees, agents, general or limited partners, managers, members, stockholders, affiliates, controlling persons, representatives or assignees of the foregoing (but in each case excluding (i) the undersigned in its capacity as such, and (ii) the Company.

13.                               Termination.  This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) the termination of the Transaction Agreement, (b) the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 4 of this Subscription Agreement are not satisfied or waived on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing and the Closing nevertheless occurs, or (d) the satisfaction of the conditions to closing set forth in Section 4 of this Subscription Agreement becomes impossible; provided that nothing herein will relieve any party from liability for any Willful Breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall promptly notify the undersigned of the termination of the Transaction Agreement promptly after the termination of such agreement.

14.                               Trust Account Waiver.  The undersigned acknowledges that the Company is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. The undersigned further acknowledges that, as described in the Company’s prospectus relating to its initial public offering dated February 15, 2018 (the “Prospectus”) available at www.sec.gov, substantially all of the Company’s assets consist of the cash proceeds of the Company’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of the Company, its public shareholders and the underwriters of the Company’s initial public offering. For and in consideration of the Company entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby waives with respect to the Purchased Securities any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement.  Upon the consummation of the Transaction and the disbursement of the funds contained in the Trust Account, this Section 14 shall no longer have any force and effect.

15.                               Miscellaneous.

(a)                                 The undersigned acknowledges that the fact that the Company is in discussions regarding the Transaction, including the identity of AdaptHealth, constitutes material, non-public information and that neither such information nor any information relating to the offering of the Purchased Securities pursuant hereto (collectively, the “MNPI”) should be shared with, or disclosed to, any individual or entity until such information has been publicly disclosed. The Company acknowledges that immediately upon the issuance of a press release, a

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SEC filing or other public disclosure of the MNPI, the MNPI shall not longer be considered material, non-public information.

(b)                                 Neither this Subscription Agreement nor any obligations hereunder nor any rights that may accrue to the undersigned hereunder may be transferred or assigned without the prior written consent of the Company; provided, that the undersigned may assign its rights hereunder in whole or in part to any of its Affiliates; provided further, that any such assignee shall be required, as a condition to receipt of any Purchased Securities, to enter into a written agreement agreeing to be bound by the restrictions contained in Section 8. For the avoidance of doubt, any such assignment shall not relieve the undersigned of any of its obligations hereunder. Any purported assignment of this Subscription Agreement in violation of this Section 15(b) shall be null and void.

(c)                                  The Company may request from the undersigned such additional information as the Company may deem necessary to evaluate the eligibility of the undersigned to acquire the Purchased Securities, and the undersigned shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

(d)                                 The undersigned acknowledges that the Company and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement.  Prior to the Closing, (i) the undersigned agrees to promptly notify the Company if any of the undersigned’s acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate and (ii) the Company agrees to promptly notify the undersigned if any of the Company’s acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate.  The undersigned agrees that each purchase by the undersigned of Purchased Securities from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such purchase.

(e)                                  Each of the Company and the undersigned is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(f)                                   Notwithstanding anything to the contrary herein, all the covenants, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(g)                                  This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

(h)                                 This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both

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written and oral, among the parties, with respect to the subject matter hereof.  This Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

(i)                                     This Subscription Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person. Notwithstanding the foregoing, Non-Recourse Parties shall be entitled to the benefits of, and shall have the right to enforce, Section 12 of this Subscription Agreement.

(j)                                    Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(k)                                 If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(l)                                     This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(m)                             The undersigned shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

(n)                                 The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(o)                                 THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS

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SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

DEERFIELD PRIVATE DESIGN FUND IV, L.P.
By:	Deerfield Mgmt IV, L.P., General Partner
By:	J.E. Flynn Capital IV, LLC, General Partner

By	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

Date:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, DFB Healthcare Acquisitions Corp. has accepted this Subscription Agreement as of the date set forth below.

DFB HEALTHCARE ACQUISITIONS CORP.

By	/s/ Chris Wolfe
Name:	Chris Wolfe
Title:	Chief Financial Officer

Date:

[Signature Page to Subscription Agreement]

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

A.                                    QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1.                                      ☐                                    We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.                                    INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.                                      ☐                                    We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act. for one or more of the following reasons (Please check the applicable subparagraphs):

☐                                    We are a bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

☐                                    We are a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

☐                                    We are an insurance company, as defined in Section 2(13) of the Securities Act.

☐                                    We are an investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.

☐                                    We are a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐                                    We are a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐                                    We are an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million.

☐                                    We are a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐                                    We are a corporation, Massachusetts or similar business trust, or partnership, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Securities, and that has total assets in excess of $5 million.

☐                                    We are a trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

☐                                    We are an entity in which all of the equity owners are accredited investors.

C.                                    AFFILIATE STATUS

(Please check the applicable box)

THE INVESTOR:

☐                                    is:

☐                                    is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by the Investor and constitutes a part of the Subscription Agreement

EXHIBIT A

FORM OF

REGISTRATION RIGHTS AGREEMENT

[See attached]

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of [•], 2019, by and among (i) AdaptHealth Holdings LLC, a Delaware limited liability company (the “Company”), (ii) AdaptHealth Holding Corporation, a Delaware corporation (“Pubco”), (iii) each of the Persons listed on the Schedule of Investors attached hereto as of the date hereof, and (iv) each of the other Persons set forth from time to time on the Schedule of Investors who, at any time, own securities of the Company or Pubco and enter into a joinder to this Agreement agreeing to be bound by the terms hereof (each Person identified in the foregoing (iii) and (iv), an “Investor” and, collectively, the “Investors”). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 12 hereof.

WHEREAS, Pubco and certain of the Investors (the “Original Holders”) are parties to that certain Registration Rights Agreement, dated as of February 15, 2018 (the “Prior Agreement”);

WHEREAS, the Original Holders currently hold an aggregate of 6,250,000 shares (the “Founder Shares”) of Common Stock issued prior to Pubco’s initial public offering;

WHEREAS, one of the Original Holders currently holds an aggregate of 4,333,333 warrants (the “Private Placement Warrants”) to purchase, at an exercise price of $11.50 per share (subject to adjustment), shares of Common Stock;

WHEREAS, the Company and Pubco have entered into an Agreement and Plan of Merger, dated as of July 8, 2019 (the “Merger Agreement”), pursuant to which, on the date hereof, DFB Merger Sub LLC, a Delaware limited liability company, has merged with and into the Company (the “Merger”), with the Company surviving the Merger as a partially-owned subsidiary of Pubco;

WHEREAS, the Merger Agreement contemplates an “Up-C” structure such that, following the Merger, certain Investors(1) will hold Common Units that will be exchangeable for Common Stock of Pubco;

WHEREAS, in connection with the execution and delivery of the Merger Agreement, Pubco and one of the Investors have entered into a Subscription Agreement, dated as of July 8, 2019 (the “Subscription Agreement”), pursuant to which, on the date hereof, such Investor has purchased an aggregate of [•] shares of Common Stock (the “PIPE Shares”);

WHEREAS, the parties to the Prior Agreement desire to terminate the Prior Agreement and to provide for the terms and conditions included herein and to include the recipients of the other Registrable Securities identified herein.

(1)  NTD: All holders of existing Company Common Units that will hold Surviving Company Common Units or DFB Healthcare Common Stock following the closing shall be entitled to sign this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.                                      Resale Shelf Registration Rights.

(a)                                 Registration Statement Covering Resale of Registrable Securities. Pubco shall use its reasonable best efforts to prepare and file or cause to be prepared and filed with the Commission, no later than thirty (30) days following the consummation of the Merger (the “Filing Deadline”), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Investors of all of the Registrable Securities held by the Investors (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S-3 (“Form S-3”) or, if Form S-3 is not then available to Pubco, on Form S-1 or such other appropriate form permitting Registration of such Registrable Securities for resale by such Investors. Pubco shall use reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing, but in no event later than the earlier of (i) sixty (60) days following the Filing Deadline or (ii) ten (10) Business Days after the Commission notifies Pubco that it will not review the Resale Shelf Registration Statement, if applicable (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to ninety (90) days after the filing deadline if the Registration Statement is reviewed by, and receives comments from, the Commission.  Once effective, Pubco shall use reasonable best efforts to keep the Resale Shelf Registration Statement continuously effective and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times until such date as all Registrable Securities covered by the Shelf Resale Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn (the “Effectiveness Period”).  The Resale Shelf Registration Statement shall contain a Prospectus in such form as to permit any Investor to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement (subject to lock-up restrictions provided in this Agreement and in the Lock-Up Agreements), and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, the Investors.

(b)                                 Notwithstanding the registration obligations set forth in this Section 1, in the event the Commission informs Pubco that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, Pubco agrees to promptly (i) inform each of the holders thereof and use its reasonable best efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), on Form S-3, or if Form S-3 is not then available to Pubco for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, Pubco shall be obligated to use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”), including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that Pubco used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Investors, subject to a determination by the Commission that certain Investors must be reduced first based on the number of Registrable Securities held by such Investors.  In the event Pubco amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, Pubco will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to Pubco or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

(c)                                  Registrations effected pursuant to this Section 1 shall not be counted as Demand Registrations effected pursuant to Section 2.

2.                                      Demand Registrations.

(a)                                 Requests for Registration. Subject to the terms and conditions of this Agreement and of the Lock-Up Agreements, at any time or from time to time, the holders of Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration statement (“Long-Form Registrations”) or, if available, on Form S-3 (including a shelf registration pursuant to Rule 415 under the Securities Act) or any similar short-form registration statement, including an automatic shelf registration statement (as defined in Rule 405) (an “Automatic Shelf Registration Statement”), if available to Pubco (“Short-Form Registrations”) in accordance with Section 2(b) and Section 2(c) below (such holders being referred to herein as the “Initiating Investors” and all registrations requested by the Initiating Investors being referred to herein as “Demand Registrations”). Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the intended method of distribution. Within five (5) Business Days after receipt of any such request, Pubco shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the terms and conditions set forth herein, shall include in such registration (and in all related registrations and qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all such Registrable Securities with respect to which Pubco has received written requests for inclusion therein within five (5) Business Days after the receipt of Pubco’s notice. Each holder of Registrable Securities agrees that such holder shall treat as confidential the receipt of the notice of Demand Registration and shall not disclose or use the information contained in such notice of Demand Registration without the prior written consent of

Pubco until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement.

(b)                                 Long-Form Registrations. The Investors holding a majority of the Registrable Securities may request one (1) Long-Form Registration in which Pubco shall pay all Registration Expenses whether or not any such Long-Form Registration has become effective; provided that, Pubco shall not be obligated to effect, or to take any action to effect, any Long-Form Registration unless the aggregate market price of the Registrable Securities requested to be registered in such Long-Form Registration exceeds $20,000,000 at the time of request; provided, further, that Pubco shall only be obligated to effect, or take any action to effect, one (1) Long-Form Registration. A registration shall not count as the sole permitted Long-Form Registration until it has become effective and unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event Pubco shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations hereunder.

(c)                                  Short-Form Registrations. In addition to the Long-Form Registration provided pursuant to Section 2(b), each of (i) the Investors holding a majority of the Common Units not held by Pubco, (ii) the Investors holding a majority of the Founder Shares and (iii) the Investors holding a majority of the PIPE Shares shall be entitled to request an unlimited number of Short-Form Registrations in which Pubco shall pay all Registration Expenses whether or not any such Short-Form Registration has become effective; provided, however, that Pubco shall not be obligated to effect any such Short-Form Registration: (i) if the holders of Registrable Securities, together with the holders of any other securities of Pubco entitled to inclusion in such Short-Form Registration, propose to sell Registrable Securities with an aggregate market price at the time of request of less than $5,000,000, or (ii) if Pubco has, within the twelve (12) month period preceding the date of such request, already effected three (3) Short-Form Registrations for the holders of Registrable Securities requesting a Short-Form Registration pursuant to this Section 2(c). Demand Registrations shall be Short-Form Registrations whenever Pubco is permitted to use any applicable short form registration and if the managing underwriters (if any) agree to the use of a Short-Form Registration. For so long as Pubco is subject to the reporting requirements of the Exchange Act, Pubco shall use its reasonable best efforts to make Short-Form Registrations available for the offer and sale of Registrable Securities. If Pubco is qualified to and, pursuant to the request of the holders of a majority of the Registrable Securities, has filed with the Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 (a “Shelf Registration”), then Pubco shall use its reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act as soon as practicable after filing, and, if Pubco is a WKSI at the time of any such request, to cause such Shelf Registration to be an Automatic Shelf Registration Statement, and once effective, Pubco shall cause such Shelf Registration to remain effective (including by filing a new Shelf Registration, if necessary) for a period ending on the earlier of (i) the date on which all Registrable Securities included in such registration have been sold or distributed pursuant to the Shelf Registration or (ii) the date as of which all of the Registrable Securities included in such registration are able to be sold within a 90-day period in compliance with Rule 144 under the Securities Act. If for any reason Pubco ceases to be a WKSI or becomes ineligible to utilize Form

S-3, Pubco shall prepare and file with the Commission a registration statement or registration statements on such form that is available for the sale of Registrable Securities.

(d)                                 Shelf Takedowns. At any time when the Resale Shelf Registration Statement or a Shelf Registration for the sale or distribution by holders of Registrable Securities on a delayed or continuous basis pursuant to Rule 415, including by way of an underwritten offering, block sale or other distribution plan (each, a “Resale Shelf Registration”) is effective and its use has not been otherwise suspended by Pubco in accordance with the terms of Section 2(f) below, upon a written demand (a “Takedown Demand”) by any Investor that is, in either case, a Shelf Participant holding Registrable Securities at such time (the “Initiating Holder”), Pubco will facilitate in the manner described in this Agreement a “takedown” of Registrable Securities off of such Resale Shelf Registration (a “take down offering”) and Pubco shall pay all Registration Expenses in connection therewith; provided that Pubco will provide (x) in connection with any non-marketed underwritten takedown offering (other than a Block Trade), at least two (2) Business Days’ notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holder) that is a Shelf Participant, (y) in connection with any Block Trade initiated prior to the three (3) year anniversary of the consummation of the Merger, notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holder) that is a Shelf Participant no later than noon Eastern time on the Business Day prior to the requested Takedown Demand and (z) in connection with any marketed underwritten takedown offering, at least five (5) Business Days’ notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holder) that is a Shelf Participant. In connection with (x) any non-marketed underwritten takedown offering initiated prior to the three (3) year anniversary of the consummation of the Merger and (y) any marketed underwritten takedown offering, if any Shelf Participants entitled to receive a notice pursuant to the preceding sentence request inclusion of their Registrable Securities (by notice to Pubco, which notice must be received by Pubco no later than (A) in the case of a non-marketed underwritten takedown offering (other than a Block Trade), the Business Day following the date notice is given to such participant, (B) in the case of a Block Trade, by 10:00 p.m. Eastern time on the date notice is given to such participant and (C) in the case of a marketed underwritten takedown offering, three (3) Business Days following the date notice is given to such participant), the Initiating Holder and the other Shelf Participants that request inclusion of their Registrable Securities shall be entitled to sell their Registrable Securities in such offering. Each holder of Registrable Securities that is a Shelf Participant agrees that such holder shall treat as confidential the receipt of the notice of a Takedown Demand and shall not disclose or use the information contained in such notice without the prior written consent of Pubco until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement.

(e)                                  Priority on Demand Registrations and Takedown Offerings. Pubco shall not include in any Demand Registration that is an underwritten offering any securities that are not Registrable Securities without the prior written consent of the managing underwriters and the holders of a majority of the Registrable Securities then outstanding. If a Demand Registration or a takedown offering is an underwritten offering and the managing underwriters advise Pubco in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities held by Initiating Investors, Pubco shall include in such offering prior to the inclusion of any securities which are not Registrable Securities the Registrable Securities requested to be included in such registration (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder).

(f)                                   Restrictions on Demand Registrations and Takedown Offerings. Any demand for the filing of a registration statement or for a registered offering (including a takedown offering) hereunder will be subject to the constraints of any applicable lock-up arrangements to which any demanding Investor is party, and any such demand must be deferred until such lock-up arrangements no longer apply.

(i)                                     Pubco shall not be obligated to effect any Demand Registration within 30 days prior to Pubco’s good faith estimate of the date of filing of an underwritten public offering of Pubco’s securities and for such a period of time after such a filing as the managing underwriters request, provided that such period shall not exceed 90 days from the effective date of any such underwritten public offering. Pubco may postpone, for up to 60 days from the date of the request (the “Suspension Period”), the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of any Resale Shelf Registration (and therefore suspend sales of the Registrable Securities included therein) by providing written notice to the holders of Registrable Securities if the board of directors of Pubco reasonably determines in good faith that the offer or sale of Registrable Securities would be expected to have a material adverse effect on any proposal or plan by Pubco or any subsidiary thereof to engage in any material acquisition or disposition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or similar transaction or would require Pubco to disclose any material nonpublic information which would reasonably be likely to be detrimental to Pubco and its subsidiaries; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration or Takedown Demand shall be entitled to withdraw such request. Pubco may delay or suspend the effectiveness of a Demand Registration or takedown offering pursuant to this Section 2(f)(i) only once in any consecutive twelve-month period; provided that, for the avoidance of doubt, Pubco may in any event delay or suspend the effectiveness of Demand Registration or takedown offering in the case of an event described under Section 5(g) to enable it to comply with its obligations set forth in Section 5(f). Pubco may extend the Suspension Period for an additional consecutive 60 days with the consent of the Applicable Approving Party.

(ii)                                  In the case of an event that causes Pubco to suspend the use of any Resale Shelf Registration as set forth in Section 2(f)(i) or pursuant to Section 5(g) (a “Suspension Event”), Pubco shall give a notice to the holders of Registrable Securities registered pursuant to such Shelf Registration (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. A holder of Registrable Securities shall not effect any sales of the Registrable Securities pursuant to such Resale Shelf Registration (or such filings) at any time after it has received a Suspension Notice from Pubco and prior to receipt of an End of Suspension Notice (as defined below). Each holder of Registrable Securities agrees that such holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of Pubco until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by such holder in breach of the terms of this Agreement. The holders of Registrable Securities may recommence effecting sales of the Registrable Securities pursuant to the Resale Shelf Registration (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from Pubco, which End of Suspension Notice shall be given by Pubco to the holders of Registrable Securities and to such holders’ counsel, if any, promptly following the conclusion of any Suspension Event.

(iii)                               Notwithstanding any provision herein to the contrary, if Pubco shall give a Suspension Notice with respect to any Resale Shelf Registration pursuant to this Section 2(f), Pubco agrees that it shall extend the period of time during which such Resale Shelf Registration shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the holders of the Suspension Notice to and including the date of receipt by the holders of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that Common Stock covered by such Resale Shelf Registration are no longer Registrable Securities.

(g)                                  Selection of Underwriters. In connection with any Demand Registration, the Applicable Approving Party shall have the right to select the investment banker(s) and manager(s) to administer the offering; provided that such selection shall be subject to the written consent of Pubco, which consent will not be unreasonably withheld, conditioned or delayed. If any takedown offering is an underwritten offering, the Applicable Approving Party shall have the right to select the investment banker(s) and manager(s) to administer such takedown offering. In each case, the Applicable Approving Party shall have the right to approve the underwriting arrangements with such investment banker(s) and manager(s) on behalf of all holders of Registrable Securities participating in such offering. All Investors proposing to distribute their securities through underwriting shall (together with Pubco and the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

(h)                                 Other Registration Rights. Pubco represents and warrants to each holder of Registrable Securities that the registration rights granted in this Agreement do not conflict with any other registration rights granted by Pubco.  Except as provided in this Agreement, Pubco shall not grant to any Persons the right to request Pubco to register any equity securities of Pubco, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities then outstanding.

(i)                                     Revocation of Demand Notice or Takedown Notice. At any time prior to the effective date of the registration statement relating to a Demand Registration or the “pricing”

of any offering relating to a Takedown Demand, the holders of Registrable Securities that requested such Demand Registration or takedown offering may revoke such request for a Demand Registration or takedown offering on behalf of all holders of Registrable Securities participating in such Demand Registration or takedown offering without liability to such holders of Registrable Securities, in each case by providing written notice to Pubco.

3.                                      Piggyback Registrations.

(a)                                 Right to Piggyback. Whenever Pubco proposes to register any of its securities under the Securities Act (other than (i) pursuant to the Resale Shelf Registration Statement, (ii) pursuant to a Demand Registration, (iii) pursuant to a Takedown Demand, (iv) in connection with registrations on Form S-4 or S-8 promulgated by the Commission or any successor forms, (v) a registration relating solely to employment benefit plans, (vi) in connection with a registration the primary purpose of which is to register debt securities, or (vii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), Pubco shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a Piggyback Registration and, subject to the terms of Sections 3(c) and 3(d) hereof, shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which Pubco has received written requests for inclusion therein within 10 business days after the delivery of Pubco’s notice; provided that any such other holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable registration statement becoming effective.

(b)                                 Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by Pubco in all Piggyback Registrations, whether or not any such registration became effective.

(c)                                  Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of Pubco, and the managing underwriters advise Pubco in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, Pubco shall include in such registration (i) first, the securities Pubco proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Investors which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder), and (iii) third, other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(d)                                 Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Pubco’s securities other than holders of Registrable Securities, and the managing underwriters advise Pubco in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, Pubco shall include in such registration (i) first, the securities requested to be included therein by the holders initially requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration by the Investors which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder), and (iii) third, other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(e)                                  Other Registrations. If Pubco has previously filed a registration statement with respect to Registrable Securities pursuant to Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, then Pubco shall not be required to file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form) at the request of any holder or holders of such securities until a period of at least 90 days has elapsed from the effective date of such previous registration.

(f)                                   Right to Terminate Registration. Pubco shall have the right to terminate or withdraw any registration initiated by it under this Section 3 whether or not any holder of Registrable Securities has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by Pubco in accordance with Section 7.

4.                                      Agreements of Holders.

(a)                                 If required by the managing underwriter(s), in connection with any underwritten Public Offering on or after the date hereof, each holder that beneficially owns 1% or more of the outstanding Common Stock shall enter into lock-up agreements with the managing underwriter(s) of such underwritten Public Offering in such form as agreed to by such managing underwriter(s).

(b)                                 The holders of Registrable Securities shall use reasonable best efforts to provide such information as may reasonably be requested by Pubco, or the managing underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act pursuant to Section 3 and in connection with Pubco’s obligation to comply with federal and applicable state securities laws.

5.                                      Registration Procedures. In connection with the Registration to be effected pursuant to the Resale Shelf Registration Statement, and whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a takedown offering, Pubco shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Pubco shall as expeditiously as reasonably possible:

(a)                                 prepare in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder and file with the Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that at least five (5) Business Days before filing a registration statement or prospectus or any amendments or supplements thereto, Pubco shall furnish to counsel selected by the Applicable Approving Party copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(b)                                 notify each holder of Registrable Securities of (A) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by Pubco or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder;

(c)                                  prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(d)                                 furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free-Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e)                                  during any period in which a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission, including pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Act;

(f)                                   use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the lead underwriter or the Applicable Approving Party reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that Pubco shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(f), (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction);

(g)                                  promptly notify in writing each seller of such Registrable Securities (i) after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) after receipt thereof, of any request by the Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, Pubco promptly shall prepare, file with the Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(h)                                 cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Pubco are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with FINRA;

(i)                                     provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(j)                                    enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Applicable Approving Party or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares and preparing for and participating in such number of “road shows”, investor presentations and marketing events as the underwriters managing such offering may reasonably request);

(k)                                 make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of Pubco as shall be necessary to enable them to exercise their due diligence responsibility, and cause Pubco’s officers, managers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(l)                                     take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration (including any Shelf Registration) or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m)                             otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission;

(n)                                 permit any holder of Registrable Securities who, in its good faith judgment (based on the advice of counsel), could reasonably be expected to be deemed to be an underwriter or a controlling Person of Pubco to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to Pubco in writing, which in the reasonable judgment of such holder and its counsel should be included;

(o)                                 in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, Pubco shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

(p)                                 use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(q)                                 cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such holders may request;

(r)                                    cooperate with each holder of Registrable Securities covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(s)                                   if such registration includes an underwritten public offering, use its reasonable best efforts to obtain a cold comfort letter from Pubco’s independent public accountants and addressed to the underwriters, in customary form and covering such matters of the type customarily covered by cold comfort letters as the underwriters in such registration reasonably request;

(t)                                    provide a legal opinion of Pubco’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters;

(u)                                 if Pubco files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(v)                                 if Pubco does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(w)                               subject to the terms of Section 2(c) and Section 2(d), if an Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when Pubco is required to re-evaluate its WKSI status Pubco determines that it is not a WKSI, use its reasonable best efforts to refile the registration statement on Form S-3 and keep such registration statement effective (including by filing a new Resale Shelf Registration or Shelf Registration, if necessary) during the period throughout which such registration statement is required to be kept effective.

6.                                      Termination of Rights. Notwithstanding anything contained herein to the contrary, the right of any Investor to include Registrable Securities in any Demand Registration or any Piggyback Registration shall terminate on such date that such Investor (together with its affiliates) beneficially owns less than 1% of the outstanding Common Stock and may sell all of the Registrable Securities owned by such Investor pursuant to Rule 144 of the Securities Act without any restrictions as to volume or the manner of sale or otherwise; provided, however, that with respect to any Investor whose rights have terminated pursuant to this Section 6, if following such a termination, such Investor loses the ability to sell all of its Registrable Securities pursuant to Rule 144 of the Securities Act without any restrictions as to volume or the manner of sale or otherwise due to a change in interpretive guidance by the Commission, then such Investor’s right to include Registrable Securities in any Demand Registration or any Piggyback Registration shall be reinstated until such time as the Investor is once again able to sell all of its Registrable Securities pursuant to Rule 144 of the Securities Act without any restrictions as to volume or the manner of sale or otherwise.

7.                                      Registration Expenses.

(a)                                 All expenses incident to Pubco’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, listing fees, fees and expenses of compliance with securities or blue sky laws, stock exchange rules and filings, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for Pubco and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by Pubco (all such expenses being herein called “Registration Expenses”), shall be borne by Pubco as provided in this Agreement and, for the avoidance of doubt, Pubco also shall pay all of its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by Pubco are then listed. Each Person that sells securities pursuant to a Demand Registration, a Takedown Demand or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions and transfer taxes applicable to the securities sold for such Person’s account.

(b)                                 Pubco shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the Applicable Approving Party and one local counsel (if necessary) for each applicable jurisdiction and chosen by the applicable holder of Registrable Securities, in each case, for the purpose of rendering a legal opinion on behalf of such holders in connection with any underwritten Demand Registration, takedown offering or Piggyback Registration.

8.                                      Additional Payments Under Certain Circumstances.

(a)                                 Payments (“Additional Payments”) with respect to the shares of Common Stock included in the Registrable Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (ii) below being herein called a “Registration Default”):

(i)                     the Resale Shelf Registration Statement has not been declared effective by the Effectiveness Deadline; or

(ii)                  the Resale Shelf Registration Statement is declared effective by the Commission but thereafter ceases to be effective prior to the expiration of the Effectiveness Period (unless and except to the extent that another Registration Statement covering the applicable Registrable Securities is effective during the Effectiveness Period).

(b)                                 Additional Payments shall accrue on the applicable Registrable Securities for each such day from and including the date on which any such Registration Default occurs to but excluding the date on which all such Registration Defaults have been cured at a rate of $0.05 per share (subject to proportionate adjustment in the event of any stock split, reverse stock split or other recapitalization) per month or portion thereof (on a 30/360 basis); provided, however, that the Company’s obligation to pay Additional Payments extends only to any shares of Common Stock included in the Registrable Securities that are affected by the Registration Default; and provided further that Additional Payments shall in no event accrue on account of any Registrable Securities during any period that such Registrable Securities may not be sold pursuant to the terms of the Lock-Up Agreements or any other applicable lock-up arrangements to which the applicable Investor is party. Other than the obligation of payment of any Additional Payments in accordance with the terms hereof, the Company will have no other liabilities for monetary damages with respect to its registration obligations.  With respect to each Investor, the Company’s obligations to pay Additional Payments remain in effect only so long as the applicable shares of Common Stock held by the Investor are Registrable Securities.  Notwithstanding anything to the contrary contained herein, (i) in no event shall the aggregate of all Additional Payments payable by the

Company hereunder on account of any share of Common Stock exceed $0.50 per share (subject to proportionate adjustment in the event of any stock split, reverse stock split or other recapitalization), (ii) no Additional Payments shall accrue during any Suspension Period, (iii) a Registration Default shall be deemed not to have occurred and be continuing, and no Additional Payments shall accrue as a result thereof, if the Registration Default relates to any information supplied or failed to be supplied by an Investor in relation to any Registration Statement or the related Prospectus.  No Additional Payments shall be payable (i) if as of the relevant Registration Default, the Registrable Securities may be sold by the Investors without volume or manner of sale restrictions under Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent or (ii) with respect to any period after the expiration of the Effectiveness Period (it being understood that this clause shall not relieve the Company of any Additional Payments accruing prior to the expiration of the Effectiveness Period).

(c)                                  Any amounts of Additional Payments pursuant to this Section 8 will be payable in cash in arrears on the last day of each month following the date on which a Registration Default occurs. The amount of Additional Payments will be determined on the basis of a 360-day year comprised of twelve 30-day months, and the actual number of days on which Additional Payments accrued during such period.

9.                                      Indemnification.

(a)                                 Pubco agrees to (i) indemnify and hold harmless, to the fullest extent permitted by law, each Investor and their respective officers, directors, members, partners, agents, affiliates and employees and each Person who controls such Investor (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, actions, damages, liabilities and expenses caused by (A) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any violation or alleged violation by Pubco of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to Pubco and relating to action or inaction required of Pubco in connection with any such registration, qualification or compliance, and (ii) pay to each Investor and their respective officers, directors, members, partners, agents, affiliates and employees and each Person who controls such Investor (within the meaning of the Securities Act or the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to Pubco or any managing underwriter by such Investor expressly for use therein; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Pubco (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall Pubco be liable in any such case for any such claim, loss, damage, liability or action to the extent that it solely arises out of or is based upon an untrue statement of any material fact contained in the registration statement or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the registration statement, in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration statement. In connection with an underwritten offering, Pubco shall indemnify any underwriters or deemed underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)                                 In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to Pubco in writing such information relating to such holder as Pubco reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify Pubco, its officers, directors, employees, agents and representatives and each Person who controls Pubco (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds actually received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c)                                  Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (as well as one local counsel for each applicable jurisdiction) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)                                 Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Sections 9(a) or 9(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 9(c), defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The sellers’ obligations in this Section 9(d) to contribute shall be several in proportion to the amount of securities registered by them and not joint and shall be limited to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.

(e)                                  The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

10.                               Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (b) completes and executes all questionnaires, powers of attorney, custody agreements, stock powers, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to Pubco or the underwriters (other than representations and warranties regarding such holder, such holder’s title to the securities, such Person’s authority to sell such securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to Pubco or the underwriters with respect thereto that are materially more burdensome than those provided in Section 9. Each holder of Registrable Securities shall execute and deliver such other agreements as may be reasonably requested by Pubco and the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 4, Section 5 and this Section 10 or that are necessary to give further effect thereto. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 4 and this Section 10, the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the holders, Pubco and the underwriters created pursuant to this Section 10.

11.                               Other Agreements.  Pubco shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and shall take such further action as the Investors may reasonably request, all to the extent required to enable such Persons to sell securities pursuant to (a) Rule 144 adopted by the Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission or (b) a registration statement on Form S-3 or any similar registration form hereafter adopted by the Commission. Upon request, Pubco shall deliver to the Investors a written statement as to whether it has complied with such requirements. Pubco shall at all times use its reasonable best efforts to cause the securities so registered to continue to be listed on one or more of the New York Stock Exchange, the American Stock Exchange and the Nasdaq Stock Market.  Pubco shall use its best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

12.                               Definitions.

(a)                                 “Applicable Approving Party” means the holders of a majority of the Registrable Securities participating in the applicable offering or, in the case of a Short-Form Registration effected pursuant to Section 2.3(c), the holders of a majority of the type of Registrable Securities that initiated such Short-Form Registration.

(b)                                 “Block Trade” means any non-marketed underwritten takedown offering taking the form of a bought deal or block sale to a financial institution.

(c)                                  “Business Day” means any day that is not a Saturday or Sunday or a legal holiday in the state in which Pubco’s chief executive office is located or in New York, NY.

(d)                                 “Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred) and (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of, the issuing Person, including in each case any and all warrants, rights (including conversion and exchange rights) and options to purchase any of the foregoing.

(e)                                  “Commission” means the U.S. Securities and Exchange Commission.

(f)                                   “Common Stock” means the Class A Common Stock of Pubco, par value $0.0001 per share.

(g)                                  “Common Unit” has the meaning set forth in the LLC Agreement.

(h)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(i)                                     “FINRA” means the Financial Industry Regulatory Authority.

(j)                                    “Free-Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

(k)                                 “LLC Agreement” means the Fifth Amended and Restated Limited Liability Company Agreement of the Company, dated as of or about the date hereof, by and among the Company, Pubco and the other members of the Company (as the same may be amended, supplemented or modified from time to time in accordance with the terms thereof).

(l)                                     “Lock-Up Agreements” means those certain Lock-Up Agreements, dated as of July 8, 2019, by and among Pubco, the Company, and certain of the Persons listed on the Schedule of Investors attached hereto.

(m)                             “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(n)                                 “Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

(o)                                 “Public Offering” means any sale or distribution by Pubco and/or holders of Registrable Securities to the public of Common Stock pursuant to an offering registered under the Securities Act.

(p)                                 “Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

(q)                                 “Registrable Securities” means (i) any Common Stock issued with respect to or in exchange for any Common Units held by the Investors, (ii) any Founder Shares held by the Investors, (iii) any Private Placement Warrants (or underlying securities) held by the Investors, (iv) any PIPE Shares held by the Investors (v) any Common Stock issued to an Investor pursuant to the terms of the Merger Agreement or (vi) any Common Stock issued or issuable with respect to the securities referred to in the preceding clauses (i) through (v) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been sold or distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 following the consummation of the Merger or repurchased by Pubco or any of its subsidiaries. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement.

(r)                                    “Registration Statement” means any registration statement filed by Pubco with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock or Registrable Securities, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement (other than a registration statement on Form S-4 or Form S-8, or their successors).

(s)                                   “Rule 144”, “Rule 158”, “Rule 405”, “Rule 415” and “Rule 430B” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

(t)                                    “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(u)                                 “Shelf Participant” means any holder of Registrable Securities listed as a potential selling stockholder in connection with the Resale Shelf Registration Statement or the Shelf Registration or any such holder that could be added to such Resale Shelf Registration Statement or Shelf Registration without the need for a post-effective amendment thereto or added by means of an automatic post-effective amendment thereto.

(v)                                 “WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

13.                               Miscellaneous.

(a)                                 No Inconsistent Agreements. Neither the Company nor Pubco shall hereafter enter into any agreement with respect to its securities which is inconsistent with or violates or in any way impairs the rights granted to the Investors in this Agreement.

(b)                                 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions among the parties hereto, written or oral, with respect to the subject matter hereof, including without limitation the Prior Agreement.

(c)                                  Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(d)                                 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only with the prior written consent of Pubco and the holders of a majority of the Registrable Securities then outstanding; provided, that no amendment may materially and disproportionately adversely affect the rights of any holder of Registrable Securities compared to other holders of Registrable Securities without the consent of such adversely affected holder; and provided further, that the definition of “Effectiveness Period” and Section 8 (Additional Payments Under Certain Circumstances) may not be amended without the prior written consent of Deerfield Private Design Fund IV, L.P. Any amendment or waiver effected in accordance with this Section 13(d) shall be binding upon each Investor, Pubco and the Company. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(e)                                  Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(f)                                   Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid, illegal or unenforceable in any respect under any applicable law, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability, without invalidating the remainder of this Agreement.

(g)                                  Counterparts. This Agreement may be executed simultaneously in counterparts (including by means of telecopied, facsimile or portable data format (PDF) signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(h)                                 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” herein shall mean “including without limitation.”

(i)                                     Governing Law; Jurisdiction. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any Delaware Chancery Court, or if such court does not have subject matter jurisdiction, any court of the United States located in the State of Delaware.  Each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

(j)                                    Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by or email or by registered or certified mail (postage prepaid, return receipt requested) to each Investor at the address indicated on the Schedule of Investors attached hereto and to Pubco and the Company at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13(j)):

if to Pubco:

AdaptHealth Holding Corporation
780 Third Avenue

New York, New York 10017
Telephone: (212) 551-1600
Attention:                 Chris Wolfe
Email:                                    chris.wolfe@dfbhealthcare.com

with a copy to:

Greenberg Traurig, LLP
200 Park Avenue
New York, New York  10166

Facsimile No.:  (212) 801-6400

Telephone No.: (212) 801-9200

Attention: Alan I. Annex, Esq.

Email:            annexa@gtlaw.com

if to the Company:

AdaptHealth Holdings, LLC

122 Mill Road, Suite A130

Phoenixville, Pennsylvania 19460

Attention: Luke McGee

Email: luke.mcgee@adapthealth.com

with a copy to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attention: Steven J. Gartner and Michael E. Brandt

Facsimile: (212) 728-8111

Email:            sgartner@willkie.com and mbrandt@willkie.com

(k)                                 Mutual Waiver of Jury Trial. As a specifically bargained inducement for each of the parties to enter into this Agreement (with each party having had opportunity to consult counsel), each party hereto expressly and irrevocably waives the right to trial by jury in any lawsuit or legal proceeding relating to or arising in any way from this Agreement or the transactions contemplated herein, and any lawsuit or legal proceeding relating to or arising in any way to this Agreement or the transactions contemplated herein shall be tried in a court of competent jurisdiction by a judge sitting without a jury.

(l)                                     No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

ADAPTHEALTH HOLDINGS LLC

By:
Name:
Title:

PUBCO:

ADAPTHEALTH HOLDING CORPORATION

By:
Name:
Title:

INVESTORS:

SCHEDULE OF INVESTORS

Name and Address

[           ]

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of (as the same may hereafter be amended, the “Registration Rights Agreement”), among AdaptHealth Holdings Corporation, a Delaware corporation, AdaptHealth Holdings LLC, a Delaware limited liability company (the “Company”), and the other persons named as parties therein.

By executing and delivering this Joinder to Pubco, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the     day of              , 20  .

INVESTOR:

[•]

By:
Its:

Address for Notices:

[•]
[•]
[•]
[•]

Agreed and Accepted as of

ADAPTHEALTH HOLDINGS LLC

By:
Its: